Exhibit 10.1

EXECUTION COPY

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN FACILITY AGREEMENT AND GUARANTY

THIS SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN FACILITY AGREEMENT AND GUARANTY dated October 11, 2019 (this “Amendment”) is entered into among Aaron’s, Inc., a Georgia corporation (the “Sponsor”), the Guarantors, the Participants party hereto and SunTrust Bank, as Servicer. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Loan Facility Agreement (as defined below).

RECITALS

WHEREAS, the Sponsor, the Participants and SunTrust Bank, as Servicer, entered into that certain Fourth Amended and Restated Loan Facility Agreement and Guaranty dated as of October 25, 2017 (as amended by that certain First Amendment to Fourth Amended and Restated Loan Facility Agreement and Guaranty dated as of October 23, 2018 and as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Facility Agreement”);

WHEREAS, the Sponsor has requested certain amendments be made to the Loan Facility Agreement; and

WHEREAS, the Participants also agree to such amendments subject to the terms and conditions of this Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Introductory Paragraph and Recitals. The above introductory paragraph and recitals of this Amendment are incorporated herein by reference as if fully set forth herein.

2.    Amendments to Loan Facility Agreement. The Loan Facility Agreement is hereby amended as follows:

(a)    The following definitions are added in the appropriate alphabetical order to Section 1.1 of the Loan Facility Agreement:

“Second Amendment” means that certain Second Amendment to Fourth Amended and Restated Loan Facility Agreement and Guaranty dated as of the Second Amendment Effective Date by and among the Sponsor, the Guarantors identified therein, the Participants identified therein and the Servicer.

“Second Amendment Effective Date” means October 11, 2019.

(b)    The definition of “Maximum Commitment Amount” in Section 1.1 of the Loan Facility Agreement is amended by replacing the text “Fifty-Five Million and No/100 Dollars ($55,000,000)” with the text “Forty Million and No/100 Dollars ($40,000,000)”.

(c)     Section 2.1(a) of the Loan Facility Agreement is amended by replacing the text “October 23, 2019” with the text “October 22, 2020”.

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(d)    Section 5.12(b) of the Loan Facility Agreement is amended by replacing the reference to the “First Amendment Effective Date” therein with “Second Amendment Effective Date”.

(e)     Article XV of the Loan Facility Agreement is amended to include a new Section 15.18 to read as follows:

Section 15.18    Acknowledgement Regarding any Supported QFCs. To the extent that the Operative Documents provide support, through a guarantee or otherwise, for any Hedging Transaction or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Operative Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of Georgia and/or of the United States or any other state of the United States):

(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Operative Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Operative Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Participant shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)    As used in this Section 15.18, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

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(i)    a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b);

(ii)    a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or

(iii)    a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D)

(f)    Schedule 1.1(b) to the Loan Facility Agreement is amended in its entirety to read as Schedule 1.1(b) attached hereto.

3.    Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent in each case in a manner reasonably satisfactory to the Servicer and each Participant:

(a)    Amendment. Receipt of a counterpart of this Amendment duly executed by each of the Credit Parties, the Participants and the Servicer.

(b)    [Reserved].

(c)    Good Standing Certificate. The Servicer shall have received a certificate of good standing or existence, as may be available from the Secretary of State of the jurisdiction of incorporation or formation of the Sponsor.

(d)    Legal Opinion. Receipt by the Servicer of a favorable written opinion of Kilpatrick Townsend & Stockton LLP, counsel for Sponsor and Guarantors, in a form satisfactory to the Servicer and each Participant and covering such matters relating to the transactions contemplated hereby as the Servicer may reasonably request.

(e)    Closing Certificate. Receipt by the Servicer of a duly executed closing certificate of the Sponsor, in form and substance satisfactory to the Servicer and each Participant.

(f)    Participation Certificates. Receipt by each of the Participants of a duly executed Participation Certificate from the Sponsor.

(g)    Fees and Attorney Costs. The Sponsor shall have paid all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Servicer) required to be reimbursed or paid by the Sponsor hereunder, under any other Operative Document or under any agreement with the Servicer.

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4.    Miscellaneous.

(a)    This Amendment shall be deemed to be, and is, an Operative Document.

(b)    Each Credit Party (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Facility Agreement or the other Operative Documents or any certificates, documents, agreements and instruments executed in connection therewith and (iii) affirms all of its obligations under the Operative Documents.

(c)    Effective as of the date hereof, all references to the Loan Facility Agreement in each of the Operative Documents shall hereafter mean the Loan Facility Agreement as amended by this Amendment.

(d)    Each of the Credit Parties hereby represents and warrants to the Servicer and the Credit Parties that as of the Second Amendment Effective Date after giving effect to this Amendment:

(i)    such Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment;

(ii)    this Amendment has been duly executed and delivered by such Credit Party and constitutes such Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);

(iii)    no consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Amendment, other than such consents, approvals or authorizations that have been obtained; and

(iv)    such Credit Party is duly organized, validly existing and in good standing as a corporation, partnership or limited liability company under the laws of the jurisdiction of its organization.

(e)    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopy, pdf or other similar electronic transmission shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)    This Amendment shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of Georgia.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Fourth Amended and Restated Loan Facility Agreement and Guaranty to be duly executed as of the date first above written.

SPONSOR:	AARON’S, INC.

	By:	/s/ Steven A. Michaels
	Name:	Steven A. Michaels
	Title:	Chief Financial Officer and President of Strategic Operations

GUARANTORS:	AARON INVESTMENT COMPANY

	By:	/s/ Steven A. Michaels
	Name:	Steven A. Michaels
	Title:	Vice President and Treasurer

AARON’S LOGISTICS, LLC

	By:	AARON’S, INC., as sole Manager

	By:	/s/ Steven A. Michaels
	Name:	Steven A. Michaels
	Title:	Chief Financial Officer and President of Strategic Operations

AARON’S PROGRESSIVE HOLDING COMPANY

	By:	/s/ Steven A. Michaels
	Name:	Steven A. Michaels
	Title:	President and Treasurer

APPROVE.ME, LLC AM2 ENTERPRISES, LLC PROG LEASING, LLC

	By:	PROGRESSIVE FINANCE HOLDINGS, LLC, Sole Manager

	By:	/s/ Steven A. Michaels
	Name:	Steven A. Michaels
	Title:	Vice President

AARON’S, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED

LOAN FACILITY AGREEMENT AND GUARANTY

PROGRESSIVE FINANCE HOLDINGS, LLC

By:	/s/ Steven A. Michaels
Name:	Steven A. Michaels
Title:	Vice President

WOODHAVEN FURNITURE INDUSTRIES, LLC

By:	/s/ Steven A. Michaels
Name:	Steven A. Michaels
Title:	Vice President

NPRTO ARIZONA, LLC

NPRTO CALIFORNIA, LLC

NPRTO FLORIDA, LLC

NPRTO GEORGIA, LLC

NPRTO ILLINOIS, LLC

NPRTO MICHIGAN, LLC

NPRTO NEW YORK, LLC

NPRTO OHIO, LLC

NPRTO TEXAS, LLC

NPRTO MID-WEST, LLC

NPRTO NORTH-EAST, LLC

NPRTO SOUTH-EAST, LLC

NPRTO WEST, LLC

By:	PROG LEASING, LLC, Sole Manager

By:	/s/ Steven A. Michaels
Name:	Steven A. Michaels
Title:	Vice President

DENT-A-MED INC.

By:	/s/ Mark Robertson
Name:	Mark Robertson
Title:	Vice President

HC RECOVERY, INC.

By:	/s/ Mark Robertson
Name:	Mark Robertson
Title:	Vice President and General Counsel

AARON’S, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED

LOAN FACILITY AGREEMENT AND GUARANTY

SERVICER:	SUNTRUST BANK, as Servicer and as a Participant

	By:	/s/ Tesha Winslow
	Name:	Tesha Winslow
	Title:	Director

AARON’S, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED

LOAN FACILITY AGREEMENT AND GUARANTY

PARTICIPANTS:	BANK OF AMERICA, N.A., as a Participant

	By:	/s/ Ryan Maples
	Name:	Ryan Maples
	Title:	Sr. Vice President

AARON’S, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED

LOAN FACILITY AGREEMENT AND GUARANTY

PARTICIPANTS:	FIFTH THIRD BANK, as a Participant

	By:	/s/ Mary Ramsey
	Name:	Mary Ramsey
	Title:	Senior Vice President

AARON’S, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED

LOAN FACILITY AGREEMENT AND GUARANTY

PARTICIPANTS:	REGIONS BANK, as a Participant

	By:	/s/ Cheryl L. Shelhart
	Name:	Cheryl L. Shelhart
	Title:	Vice President

AARON’S, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED

LOAN FACILITY AGREEMENT AND GUARANTY

PARTICIPANTS:	BRANCH BANKING AND TRUST COMPANY, as a Participant

	By:	/s/ Ketak Sampat
	Name:	Ketak Sampat
	Title:	Senior Vice President

AARON’S, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED

LOAN FACILITY AGREEMENT AND GUARANTY

PARTICIPANTS:	CITIZENS BANK, N.A., as a Participant

	By:	/s/ Tyler Stephens
	Name:	Tyler Stephens
	Title:	Vice President

AARON’S, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED

LOAN FACILITY AGREEMENT AND GUARANTY

PARTICIPANTS:	SYNOVUS BANK, as a Participant

	By:	/s/ Chandra Cockrell
	Name:	Chandra Cockrell
	Title:	Corporate Banker

AARON’S, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED

LOAN FACILITY AGREEMENT AND GUARANTY

PARTICIPANTS:	HSBC BANK USA, NATIONAL ASSOCIATION, as a Participant

	By:	/s/ Joe M. Quatro
	Name:	Joe M. Quatro
	Title:	Vice President

AARON’S, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED

LOAN FACILITY AGREEMENT AND GUARANTY

PARTICIPANTS:	JPMORGAN CHASE BANK, N.A., as a Participant

	By:	/s/ Alexander Vardaman
	Name:	Alexander Vardaman
	Title:	Authorized Officer

AARON’S, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED

LOAN FACILITY AGREEMENT AND GUARANTY

SCHEDULE 1.1(b)

PARTICIPANT COMMITMENTS

Participant	Participating Commitment as of the Effective Date	Participating Commitment as of the First Amendment Effective Date	Participating Commitment as of the Second Amendment Effective Date
SunTrust Bank	$13,803,418.80	$8,987,329.31	$6,536,239.48
Bank of America, N.A.	$10,897,435.90	$7,095,259.98	$5,160,189.08
Fifth Third Bank	$10,897,435.90	$7,095,259.98	$5,160,189.08
Regions Bank	$10,897,435.90	$7,095,259.98	$5,160,189.08
Branch Banking & Trust Company	$10,897,435.90	$7,095,259.98	$5,160,189.08
JPMorgan Chase Bank, N.A.	$8,717,948.72	$5,676,207.98	$4,128,151.26
Citizens Bank, N.A.	$8,717,948.72	$5,676,207.98	$4,128,151.26
HSBC Bank USA, National Association	$6,538,461.54	$4,257,155.99	$3,096,113.45
Synovus Bank	$3,632,478.62	$2,022,058.82	$1,470,588.23

Total:	$85,000,000.00	$55,000,000.00	$40,000,000.00